UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Columbia Funds Series Trust I

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Columbia Funds Series Trust I

225 Franklin Street, Boston, Massachusetts 02110

SPECIAL MEETING OF SHAREHOLDERS

To be held on October 17, 2018

CMG Ultra Short Term Bond Fund (the “Fund”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

The following Questions and Answers provide a brief overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.

YOUR VOTE IS IMPORTANT.

Q.	Why are you sending me this information?

A.

On October 17, 2018, a Special Meeting of Shareholders of the Fund, a series of Columbia Funds Series Trust I (the “Trust”) will be held at 225 Franklin Street (Room 3200), Boston, Massachusetts, 02110, at 10:00 a.m. local time (the “Meeting”). You are receiving the Meeting’s Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you owned shares of the Fund at the close of business on August 31, 2018 (the “Record Date”) and are entitled to notice of, and to vote on, this important proposal concerning your investment.

Q.	What is the proposal?

A.

As explained in greater detail below, as a shareholder of the Fund, you are being asked to vote on a proposal to change the Fund’s fee structure as part of a plan to increase the distribution capability of the Fund. To implement this proposal, you are being asked to amend the Fund’s existing management agreement (the “Existing Management Agreement”) by voting to approve a proposed amended management agreement (the “Proposed Management Agreement”), which changes the fee structure which compensates the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (the “Investment Manager”), for services it provides to the Fund (the “Proposal”). However, approving the Proposed Management Agreement will not change the net annual fund operating expenses you actually pay as a Fund shareholder, as the Investment Manager has agreed to permanently cap for as long as the Investment Manager manages the Fund the total Fund operating expenses borne by the Fund’s existing shareholders at the same annual rate that you currently pay (subject to the same exclusions that currently exist under the Fund’s current cap commitment; such exclusions are as follows: Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses).

Q.	Why is this change being proposed?

A.

Currently, the Fund offers a single (unnamed) share class. Shareholders of this class pay the Investment Manager a fee for its management services (currently 0.25% of the average daily net assets of the Fund). In return for this fee (which is sometimes referred to as a unified fee), the Investment Manager pays all of the operating costs and expenses of the Fund other than the fees and expenses of the Fund’s trustees (the “Trustees”) who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), including those of their legal counsel, auditing expenses, interest incurred on borrowing, if any, portfolio transaction expenses, taxes and extraordinary expenses.

The Proposal is part of a plan to expand the Fund’s distribution capability by enabling the Fund to offer other classes of shares that pay different fees for distribution, transfer agency and/or shareholder services. The Fund’s current unified fee structure operates as an impediment in that regard, as offering these types of multiple share classes would necessitate “unbundling” the current unified fee structure of the Fund. In addition, as part of the plan to expand the Fund’s distribution capability by enabling the Fund to offer other share classes, the Fund’s existing shares are expected to be redesignated as Institutional 3 Class and the Fund is expected to change its name to “Columbia Ultra Short Term Bond Fund”.

The Proposal would not change the net annual fund operating expenses payable by the current shareholders of the Fund, as the Investment Manager has agreed to permanently cap for as long as the Investment Manager manages the Fund the total Fund operating expenses borne by the Fund’s existing shareholders at an annual rate of 0.25% of the Fund’s average daily net assets (subject to the same exclusions that currently exist under the Fund’s current cap commitment; such exclusions are as follows: Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses). In connection with unbundling the management fee, the Fund’s management fee would be reduced to the annual rate of 0.21% of the Fund’s average daily net assets, and the Fund will bear its own custody, transfer agency, legal, audit, registration and other expenses. The Fund’s operations and the manner in which the Investment Manager manages the Fund are not expected to change if the Proposal is approved by Fund shareholders. Other than the termination of the bundled fee arrangement and the reduced management fee, the Proposed Management Agreement would remain the same as the Existing Management Agreement in all respects.

Comparisons of the fee rates for the Fund, and, gross and net expense ratios, are included in the accompanying Proxy Statement.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR the proposal.

Q.	Why is the Board recommending a vote in favor of the changes to the fee structure of CMG Ultra Short Term Bond Fund?

A.

In making its recommendation that Fund shareholders vote in favor of the Proposal, the Board reviewed and analyzed various factors it deemed relevant, as discussed in greater detail in the accompanying Proxy Statement. These factors include the following, among others:

The Proposal is part of a plan to expand the Fund’s distribution capability by enabling the Fund to offer other classes of shares that pay different fees for distribution, transfer agency and/or shareholder services.

The Investment Manager has agreed to permanently cap for as long as the Investment Manager manages the Fund the total Fund operating expenses borne by the Fund’s existing shareholders at an annual rate of 0.25% of the Fund’s average daily net assets (subject to the same exclusions that currently exist under the Fund’s current cap commitment; such exclusions are as follows: Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses), which is intended to eliminate any adverse impact to existing Fund shareholders of the adoption of an unbundled fee structure.

Other than the termination of the bundled fee arrangement and the reduced management fee, the Proposed Management Agreement would remain the same as the Existing Management Agreement in all respects.

The Fund’s operations and the manner in which the Investment Manager manages the Fund are also not expected to change if shareholders approve the Proposed Management Agreement.

Expanding the Fund’s distribution capability by enabling the Fund to offer other classes of shares could increase the Fund’s potential to achieve economies of scale and potentially to reduce Fund expenses in the future.

Q.	Will the Fund pay for this proxy solicitation?

A.	No, the Investment Manager or an affiliated company will bear all costs of the proxy solicitation.

Q.	How can I vote?

A.	You can vote or provide voting instructions in one of four ways:

•	If shares are held through a financial intermediary: By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	If shares are held through a financial intermediary: By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage- paid envelope.

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Room 3200, Boston, Massachusetts, 02110 on October 17, 2018 at 10:00 a.m. local time. If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own Fund shares in more than one account, you may receive a separate Proxy Card for each such account and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	Yes, the final voting results will be included in the Fund’s next shareholder report following the Meeting.

Q.	If approved, when would the changes take effect?

A.	It is expected that the changes would be implemented as soon as practicable after the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about the proposal described in the Proxy Statement or about voting procedures, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at 866-209-2870.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

CMG Ultra Short Term Bond Fund (the “Fund”)

To be held on October 17, 2018

A Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of Columbia Funds Series Trust I (the “Trust”), will be held at 225 Franklin Street (Conference Room 3200), Boston, Massachusetts, 02110 at 10:00 a.m. local time on October 17, 2018. At the Meeting, shareholders of the Fund at the close of business on August 31, 2018 (the “Record Date”) will be asked to:

Proposal

1.

Approve the Proposed Management Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Columbia Management Investment Advisers, LLC, to modify the unified fee structure payable by the Fund by unbundling the fee, as more fully described in this Proxy Statement.

Please take some time to read the enclosed Proxy Statement, which discusses this proposal in more detail. If you were a shareholder of the Fund at the close of business on the Record Date, you may vote at the Meeting or at any adjournment or postponement of the Meeting on the proposal. You are welcome to attend the Meeting in person. If you cannot attend the Meeting in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at 866-209-2870. It is important that you vote. The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga,

Secretary

September 7, 2018

Columbia Funds Series Trust I

225 Franklin Street, Boston, Massachusetts 02110

CMG Ultra Short Term Bond Fund (the “Fund”)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

to be held on October 17, 2018

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of trustees (the “Board”) of Columbia Funds Series Trust I (the “Trust”) relating to a Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of the Trust, to be held at 225 Franklin Street, 32nd Floor, Room 3200, Boston, Massachusetts, 02110 on October 17, 2018 at 10:00 a.m. local time. It is expected that this Proxy Statement will be mailed to shareholders on or about September 14, 2018.

The purpose of the Meeting is to ask Fund shareholders as of the close of business on August 31, 2018 (the “Record Date”) to:

1.

Approve the Proposed Management Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Columbia Management Investment Advisers, LLC, to modify the Fund’s existing unified fee structure by unbundling the fee, as more fully described in this Proxy Statement.

Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Fund’s most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Approval of Proposed Management Agreement

The shareholders of the Fund are being asked to approve the Proposed Management Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Investment Manager”). The Proposed Management Agreement is part of an effort to expand the distribution capability of the Fund by unbundling the Fund’s current unified fee structure (which combines the Fund’s management fee, other expenses, and transfer agency fees into a single fee) to enable the Fund to offer other classes of shares that pay different fees for distribution, transfer agency and/or shareholder services and reducing the Fund’s management fee to account for the unbundled fee arrangement. The Proposed Management Agreement for the Fund would otherwise remain the same as the Existing Management Agreement. The Proposal would not change the net annual Fund operating expenses payable by the current shareholders of the Fund, as the Investment Manager has agreed to permanently cap for as long as the Investment Manager manages the Fund the total Fund operating expenses borne by the Fund’s existing shareholders at an annual rate of 0.25% of the Fund’s average daily net assets (subject to the same exclusions that currently exist under the Fund’s current cap commitment; such exclusions are as follows: Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses). Information about the Existing Management Agreement and the Proposed Management Agreement is set forth under Proposal 1 below.

PROPOSAL 1 – APPROVAL OF PROPOSED MANAGEMENT AGREEMENT

Background

The Board has unanimously approved an amendment to the existing management agreement (“Existing Management Agreement”) between the Investment Manager and the Trust, on behalf of the Fund. Under the 1940 Act, shareholder approval is required before the Fund can implement the proposed changes to the Existing Management Agreement, which is referred to herein as the Proposed Management Agreement. If shareholders of the Fund do not approve the Proposed Management Agreement, the Fund will continue operating pursuant to the Existing Management Agreement.

The Proposed Management Agreement would unbundle the Fund’s current unified fee structure and is part of a plan to expand the Fund’s investment eligibility by enabling the Fund to offer other classes of shares that pay different fees for distribution, transfer agency and/or shareholder services. The Fund’s current unified fee structure operates as an impediment in that regard, as offering multiple share classes would necessitate “unbundling” the current unified fee structure of the Fund. Under the Proposed Management Agreement, the Fund would continue to be managed by Columbia Management and is expected to receive services that are the same as the services provided under the Existing Management Agreement. In addition, as part of the plan to expand the Fund’s distribution capability by enabling the Fund to offer other share classes, shares held by the Fund’s existing shareholders are expected to be redesignated as Institutional 3 Class.

Approving the Proposed Management Agreement would not change the net annual Fund operating expenses paid by current shareholders of the Fund, as Columbia Management has agreed to permanently cap for as long as the Investment Manager manages the Fund the total Fund operating expenses borne by the Fund’s existing shareholders at an annual rate of 0.25% of the Fund’s average daily net assets (subject to the same exclusions that currently exist under the Fund’s current cap commitment; such exclusions are as follows: Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses). The Fund’s operations and the manner in which the Investment Manager manages the Fund are also not expected to change if shareholders approve the Proposed Management Agreement.

A description of key terms and provisions of the Existing Management Agreement and the Proposed Management Agreement follows. Except for the fees paid by the Fund under the Existing Management Agreement and the reduction in the contractual management fee, the principal terms of the Existing Management Agreement and the Proposed Management Agreement are identical. The form of the Proposed Management Agreement appears in Appendix A to this Proxy Statement (the proposed changes removing the unified fee footnote and adding a 0.21% management fee to Schedule B of the agreement are reflected in this Appendix). For a complete understanding of the Proposed Management Agreement, you should read Appendix A. A list of comparable funds for which Columbia Management serves as investment adviser is provided in Appendix B.

Description of Existing Management Agreement and Proposed Management Agreement

The Existing Management Agreement is dated as of April 25, 2016 and was last approved by shareholders of the Fund at a special meeting of shareholders held on March 3, 2010. The special meeting was held in connection with Bank of America’s sale of Columbia Management’s long-term asset management business to Ameriprise Financial. This transaction resulted in the termination of the Fund’s prior investment advisory agreement with the Fund’s prior investment adviser.

The Existing Management Agreement and the Proposed Management Agreement generally provide that, subject to oversight by the Board and the authorized officers of the Trust, Columbia Management agrees to: furnish the Fund continuously with investment advice; determine, consistent with the Fund’s investment objectives, strategies and policies, which investments, in the Investment Manager’s discretion, shall be purchased, held or sold and execute or cause the execution of purchase or sell orders; recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; perform investment research and prepare and make available to the Fund research and statistical data in connection therewith and furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund. The Existing Management Agreement and the Proposed Management Agreement note that Columbia Management will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of, and the provision of administrative services and facilities to, the Fund in the form and at such intervals as the Board may reasonably request.

Under the Existing Management Agreement and the Proposed Management Agreement, Columbia Management, in selecting brokers or dealers for execution, will seek best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, Columbia Management may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealers ability to provide research services. The Existing Management Agreement and the Proposed Management Agreement explicitly contemplate that Columbia Management may, except where otherwise directed by the

Board, execute transactions or pay to a broker or dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction, provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or Columbia Management’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. Columbia Management will not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the section of broker-dealers through which transactions are executed.

The Existing Management Agreement and the Proposed Management Agreement contemplate the engagement by Columbia Management of subadvisers for the Fund, and provides that Columbia Management may subcontract and pay for certain of the services (including with affiliates of Columbia Management) described under the Existing Management Agreement and the Proposed Management Agreement, with the understanding that the quality and level of services required to be provided under the agreement will not be diminished thereby and with the further understanding that Columbia Management will obtain the approval of the Board and/or the Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the Existing Management Agreement and the Proposed Management Agreement, resolutions of the Board and Columbia Management’s commitments. Currently, the Fund’s assets are not managed by any investment subadviser, but instead managed directly by Columbia Management.

The Existing Management Agreement and the Proposed Management Agreement contemplate that Columbia Management will provide support as required or requested by the Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by the Fund. The Existing Management Agreement and the Proposed Management Agreement also contemplate that Columbia Management may vote proxies and provide or withhold consents as directed by the Board from time to time.

The Existing Management Agreement and the Proposed Management Agreement generally require that all information provided by the Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The Existing Management Agreement and the Proposed Management Agreement generally require books and records to be maintained by Columbia Management on behalf of the Fund.

Fees

Under the Existing Management Agreement and the Proposed Management Agreement, the Fund pays a fee that is based on a percentage of the average daily net assets of the Fund. The Existing Management Agreement and the Proposed Management Agreement provide for such fees to be accrued daily and paid monthly.

As noted above, under the Proposed Management Agreement, the management services provided to the Fund would be unbundled, and the management fee paid to Columbia Management would be reduced to an annual rate of 0.21% of the Fund’s average daily net assets. Because the management fee would no longer be a unified fee, the Fund, and not Columbia Management, would be responsible for paying certain fees and expenses for which Columbia Management currently pays under the Existing Management Agreement. The table below shows the management fee paid under the Fund’s Existing Management Agreement compared to the management fee to be paid under the Proposed Management Agreement.

Current Management Fees			Proposed Management Fees (Pro Forma)
Fund Average Daily Net Assets (in millions)	Current Management Fee	Total	Fund Average Daily Net Assets (in millions)	Proposed Management Fee	Total
$1,380	0.25%	0.25%	$1,380	0.21%	0.21%

The management fee rates shown in the table above do not account for any contractual expense limitation agreements between Columbia Management and the Fund. In this regard, Columbia Management has agreed to implement a contractual expense limitation that will permanently cap for as long as the Investment Manager manages the Fund the total Fund operating expenses borne by the Fund’s existing shareholders (other than Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) at an annual rate of 0.25% of the Fund’s average daily net assets. This commitment is intended to eliminate any adverse impact to existing Fund shareholders of the adoption of an unbundled fee structure. Columbia Management may agree to implement different expense limitation agreements for any new classes of shares of the Fund, which will not be subject to the permanent contractual fee cap described herein. If the Fund’s existing shareholders exchange into one of the new classes, they will be subject to that particular class’ fee structure.

The tables below show the Fund’s expenses for the most recently completed fiscal year and the expenses the Fund would have incurred in its most recent fiscal year had the Proposal been approved by shareholders and implemented at the beginning of that year.

Please note that the pro forma expense information is based on estimates; the actual expenses of the Fund may be different. In the pro forma annual Fund operating expenses table, “Other expenses” reflects those expenses for services which are currently included in the Fund’s unified fee, including custody, transfer agency, legal, audit, registration and other fees, and it was estimated using actual payments by the investment adviser for such services on behalf of the Fund. If Fund shareholders approve the proposal to unbundle the unified fee, these services will become Fund expenses.

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Less: Fee waivers and/or expense reimbursements(a)	(0.01%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.25%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through November 30, 2018, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.25%.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the Fund for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the

1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

1 year	3 years	5 years	10 years
$26	$83	$145	$330

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.21%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.03%
Total annual Fund operating expenses	0.24%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the Fund for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

1 year	3 years	5 years	10 years
$25	$77	$135	$306

Under the Existing Management Agreement, the Fund paid Columbia Management an aggregate management fee of $3,448,775 for the fiscal year ended July 31, 2018. If the Proposed Management Agreement had been in effect during the fiscal year ended July 31, 2018, the management fee payable by the Fund to Columbia Management would have been $2,896,971. The difference between these amounts is ($551,804) (or -0.04% of the Fund’s aggregate management fee for the fiscal year ended July 31, 2018).

Payment of Expenses

The Existing Management Agreement provides that Columbia Management will pay all operating costs and expenses of the Fund (other than the following: Independent Trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund). Under the Proposed Management Agreement, Columbia Management is not responsible for paying any of the Fund’s operating costs and expenses. However, as discussed above, Columbia Management has agreed to permanently cap for as long as the Investment Manager manages the Fund the total Fund operating expenses borne by the Fund’s existing shareholders at an annual rate of 0.25% of the Fund’s average daily net assets (subject to the same exclusions that currently exist under the Fund’s current cap commitment; such exclusions are as follows: Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses).

Limits of Liability

Under the Existing Management Agreement and the Proposed Management Agreement, and subject to U.S. federal securities laws, except for willful misfeasance, bad faith or negligence on the part of Columbia Management in the performance of its duties, or reckless disregard by Columbia Management of its obligations and duties, neither Columbia Management nor any of its directors, officers, partners, principals, employees, subcontractors or agents will be liable for any acts or omissions or for any loss suffered by the Fund or the Fund’s shareholders or creditors.

Effectiveness of the Proposal

If approved, it is expected that the changes would be implemented as soon as practicable after the Meeting.

If shareholders of the Fund fail to approve the Proposed Management Agreement on behalf of the Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to the Existing Management Agreement. All terms and conditions of the Existing Management Agreement that are currently in effect, including the unified fee structure, would remain in effect.

Reasons for the Proposal and Board Deliberations

Under the Existing Management Agreement, the Fund currently pays a “unified fee” pursuant to which the Investment Manager pays all operating costs and expenses of the Fund (other than Independent Trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent fees, custodian fees, governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund) and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act.

The Proposed Management Agreement would have the effect of unbundling the fee arrangements for the Fund (i.e., the Fund will bear its own custody, transfer agency, legal, audit, registration, and other expenses). The Proposal is part of a plan to expand the Fund’s distribution capability by enabling the Fund to offer other classes of shares that pay different fees for distribution, transfer agency and/or shareholder services. The Fund’s current unified fee structure operates as an impediment in that regard, as offering multiple share classes would necessitate “unbundling” the current unified fee structure of the Fund; as such the Fund would begin paying non-advisory expenses (including, but not limited to, custody, transfer agency, legal, audit, registration, and other expenses). The Fund’s operations and how Columbia Management manages the Fund are not expected to change if the Proposed Management Agreement is approved by Fund shareholders. Other than the termination of the bundled fee arrangement and the reduced management fee, the Proposed Management Agreement would remain the same as the Existing Management Agreement in all respects.

For the Fund’s existing shareholders, Columbia Management has agreed to permanently cap for as long as the Investment Manager manages the Fund total operating expenses for the Fund so that total operating expenses (other than Independent Trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses) do not exceed the annual rate of 0.25%, as a percentage of the Fund’s net assets.

On March 7, 2018, the Board and the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) unanimously approved the Proposed Management Agreement with Columbia Management with respect to the Fund. As detailed below, the Board’s Product and Distribution Committee (the Committee) and the Board held meetings to review and discuss, among themselves and with the management team of Columbia Management, materials provided by Columbia Management before determining to approve the proposed changes to the fee structure payable by the Fund.

In connection with their deliberations regarding the Proposed Management Agreement, the Committee and the Board evaluated materials requested from Columbia Management regarding the Fund and the Proposed Management Agreement with representatives of Columbia Management at a Committee meeting held on March 6, 2018 and at a Board meeting held on March 7, 2018. The Board and its various committees consider matters bearing on the Existing Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and Columbia Management. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. In addition, the Trustees considered the information that they had obtained in connection with consideration of the June 2017 continuance of the Existing Management Agreement and noted that they would be considering the continuance of the Existing Management Agreement at the June 2018 meeting. On March 6, 2018, the Committee recommended that the Board approve the Proposed Management Agreement. On March 7, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the Proposed Management Agreement for the Fund.

In addition, the Trustees considered that the Proposed Management Agreement was part of an effort to expand the distribution capability of the Fund by unbundling the Fund’s current unified fee structure (which combines the Fund’s management fee, other expenses, and transfer agency fees into a single fee) to enable the Fund to offer other classes of shares that pay different fees for distribution, transfer agency and/or shareholder services. The Board considered Columbia Management’s contractual agreement to permanently limit for as long as the Investment Manager manages the Fund total operating expenses for the Fund’s existing shareholders (other than Independent Trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses) to 0.25% of the Fund’s average daily net assets, which is intended to eliminate any adverse impact to existing Fund shareholders of the adoption of an unbundled fee structure. The Board noted that if the proposal is approved, the Fund’s operations and the manner in which the Investment Manager manages the Fund are not expected to change, and sales of other classes of the Fund’s shares could potentially result in economies of scale and lower expenses for all Fund shareholders. Finally, the Board noted that other than the termination of the bundled fee arrangement and the reduced management fee, the Proposed Management Agreement would remain the same as the Existing Management Agreement in all respects.

The Committee and the Board considered all information that they, their legal counsel, or Columbia Management believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Proposed Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Proposed Management Agreement for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The impact of the proposed changes in fee structures on the gross and net expense ratios of the Fund, and the payment by the Fund of other fees and expenses, and the willingness of Columbia Management to contractually agree to permanently for as long as the Investment Manager manages the Fund limit total operating expenses for the Fund’s existing shareholders;

•	The terms and conditions of the Proposed Management Agreement;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•	Descriptions of various functions to be performed by the Investment Manager under the Proposed Management Agreement, including portfolio management and portfolio trading practices;

•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Proposed Management Agreement

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and its affiliates under the Proposed Management Agreement and under separate agreements for the provision of transfer agency services, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support approval of the Proposed Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the sixty-sixth, sixtieth and fifty-ninth percentile and that through December 31, 2017, the Fund’s performance was in the sixtieth, sixtieth and fifty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the approval of the Proposed Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees to be charged to the Fund under the Proposed Management Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Proposed Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, and as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the approval of the Proposed Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Proposed Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board also considered the possibility that enabling the Fund to offer other classes of shares that pay different fees for distribution, transfer agency and/or shareholder services could increase the Fund’s potential to achieve economies of scale and potentially to reduce Fund expenses in the future.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Proposed Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Proposed Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Proposed Management Agreement and unanimously recommends that shareholders of the Fund vote “FOR” the approval of Proposal 1.

Required Vote and Recommendation

For the Fund, approval of the Proposed Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast FOR the approval of the Proposed Management Agreement between the Trust, on behalf of the Fund, and Columbia Management, which provides for unbundling the current unified fee structure payable by the Fund (Proposal 1). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to the proposal if a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to Computershare Fund Services (Computershare) at 866-209-2870, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call 866-209-2870 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Thirty-three and one-third percent (33.3%) of the shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum of the Fund. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. A quorum of shareholders of the Fund is required to take action on the Proposed Management Agreement with respect to the Fund (Proposal 1).

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on August 31, 2018 (the Record Date) are entitled to notice of, and to vote at, the Meeting. On the Record Date, the Fund had outstanding 121,701,419.468 shares, with each such share being entitled, at the Meeting, to one vote for each share and a proportionate fractional vote for each fractional share.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on Proposal 1.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast; however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager and administrator to the Fund. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Fund. The Fund paid no commissions to any affiliated brokers during the Fund’s most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

The Trust does not regularly hold annual shareholder meetings but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Trust’s proxy statement for such a meeting, a shareholder proposal must be received in a reasonable time before the Trust prints and mails its proxy statement.

Principal Shareholders

Appendix C to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of the Fund as of August 31, 2018. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of the Fund’s outstanding shares as of August  31, 2018.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Fund. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Trustees, officers and employees of the Trust, Columbia Management, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp. Computershare Fund Services (Computershare) will provide shareholder meeting services and assist in soliciting and tracking votes. The cost for such services is expected to be approximately $5,577. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by calling Computershare toll free at 866-209-2870.

Shareholder Reports

The Fund’s most recent semi-annual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual report and its most recent semi-annual report to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling 800-345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A – Form of Proposed Management Agreement

MANAGEMENT AGREEMENT

This Amended and Restated Management Agreement (“Agreement”), dated as of April 25, 2016, is by and between Columbia Management Investment Advisers, LLC (the “Investment Manager”), a Minnesota limited liability company, and Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust (each a Trust and collectively, the Trusts), each a Massachusetts business trust, on behalf of their series listed in Schedule A, amends and restates the Management Agreement, dated July 1, 2015 and is effective with respect to each Fund specified in Schedule A on the date indicated thereon. The terms “Fund” and “Funds” are used to refer to either the Trusts or their underlying series, as context requires.

1.	Services.

(a) The Funds hereby retain the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, subject to the oversight of the Board of Trustees (the “Board”), any committees thereof and/or authorized officer(s) of the Fund, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board, which investments, in the Investment Manager’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; to provide all of the administrative services and facilities that are necessary for or appropriate to the business and effective operation of the Fund as of the date hereof that are not as of the date hereof (1) provided by employees or other agents engaged by the Fund or the Board or (2) required to be provided by any person pursuant to any other agreement or arrangement with the Fund, including the following (unless otherwise directed by the Board or a committee thereof):

(i) Providing office space, equipment, office supplies and clerical personnel;

(ii) Overseeing and assisting in the preparation of all general or routine shareholder communications;

(iii) Calculating and arranging for notice and payment of dividend, income, and capital gains distributions to shareholders of the Fund;

(iv) Accumulating information for, preparing and filing (or overseeing and assisting such persons that the Fund has retained to prepare and file) shareholder reports and other required regulatory reports and communications, including, but not limited to, reports on Form N-CR, Form N-CSR, Form N-MFP, Form N-PX, Form N-Q, Form N-SAR, annual and semi-annual reports to shareholders, proxy materials, and notices pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”);

(v) Preparing and filing of tax reports and returns, including the Fund’s foreign, federal, state, local and excise tax returns, and issuing all tax-related information to shareholders, including IRS Form 1099 and other applicable tax forms;

(vi) Monitoring and testing the Fund’s compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and other applicable tax laws and regulations, if applicable;

(vii) Executing the pricing process, including calculating the Fund’s net asset value(s), and monitoring the reliability of the valuation information received from the independent third-party pricing services and brokers;

(viii) Coordinating and supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Fund auditors, and other persons serving the Fund, to the extent deemed necessary or desirable by the Board, and reporting to the Board on the same;

(ix) Preparing, maintaining and filing Fund registration statements and post-effective amendments thereto and other filings required by state, federal, and local laws and regulations;

(x) Determining jurisdictions in which shares of the Fund shall be qualified for sale and qualifying and maintaining qualification in the jurisdictions in which shares of the Fund are offered for sale;

(xi) Preparing reports, information, surveys, or statistical or other analyses for third parties as deemed necessary or desirable by the Fund;

(xii) Arranging, if desired by the Fund, for Board members, officers, and employees of the Investment Manager to serve as Board members, officers, or agents of the Fund;

(xiii) Coordinating, preparing and distributing materials for Board and committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal issues relevant to the Fund’s business as the Board may request from time to time;

(xiv) Providing fund accounting and internal audit services;

(xv) Publishing (or supervising publication by such persons that the Fund has retained to publish) of the Fund’s daily net asset value quotations, pricing,

performance and yield information, periodic earnings reports, and other financial data, consistent with federal securities laws and the Fund’s current registration statement;

(xvi) Preparing and furnishing to the Fund such broker security transaction summaries and security transaction listings as may reasonably be requested and reporting such information to external databases;

(xvii) Assisting the Fund with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Investment Manager or its affiliates on behalf of the Fund so that it may be included in financial information certified by Fund officers on Form N-CSR and Form N-Q;

(xviii) Providing compliance services, as directed by the Fund’s Chief Compliance Officer, which include monitoring the Fund’s compliance with its policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934 and the Securities Act of 1933, as amended (the “1933 Act”), each as amended from time to time, and the rules promulgated under each of the foregoing;

(xix) Monitoring the Fund’s compliance with its investment policies, objectives, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(xx) Monitoring legal, tax, regulatory, and industry developments relevant to the Fund and assisting in the strategic response to such developments;

(xxi) Administering the Fund’s code of ethics and reporting to the Board on compliance therewith;

(xxii) Providing internal legal support of services provided by the Investment Manager under this Agreement;

(xxiii) Preparing and filing, or assisting with the preparation and filing, of claims in connection with class actions involving portfolio securities, handling administrative matters in connection with such litigations or settlements, and reporting to the Board regarding such matters;

(xxiv) Monitoring, budgeting, approving and arranging for payment of Fund expenses;

(xxv) Monitoring Board compliance with personal trading guidelines;

(xxvi) Obtaining and maintaining the Fund’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any fidelity bonds and related notices with the Securities and Exchange Commission (“SEC”) as required by the 1940 Act;

(xxvii) Preparing such financial information and reports as may be required by any banks from which the Fund borrows;

(xxviii) Maintaining the Fund’s books and records in accordance with all applicable federal and state securities laws and regulations, provided that all such items maintained by it shall be the property of the Fund, and that the Investment Manager shall surrender promptly to the Fund any such items it maintains upon request, provided that the Investment Manager shall be permitted to retain a copy of all such items;

(xxix) Administering operating policies of the Fund and recommending to the officers and the Board such modifications to such policies as the Investment Manager determines necessary or appropriate to facilitate the protection of shareholders or market competitiveness of the Fund and to comply with new legal or regulatory requirements;

(xxx) Assisting the Fund in regulatory examinations, inspections or investigations of the Fund;

(xxxi) Administering the implementation of the Fund’s privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xxxii) Providing legal support for closed-end funds to ensure compliance with the New York Stock Exchange listing standards, as they may be amended from time to time;

(xxxiii) Receiving and notifying the Fund of inquiries and complaints from regulators, media and the public;

(xxxiv) Implementing and maintaining, together with affiliated companies, a business continuation and disaster recovery program for the Fund;

(xxxv) Arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xxxvi) Maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company; and

(xxxvii) Supervising the drafting, negotiation and maintenance of any Fund agreements.

The services provided hereunder are collectively referred to herein as the “Services.”

(b) The Investment Manager agrees: (i) to maintain an adequate organization of competent persons to provide the Services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser or other party); and (ii) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of, and the provision of administrative Services and facilities to, the Fund in such form and at such intervals as the Board may reasonably request.

(c) The Fund agrees that the Investment Manager may, at its own expense, subcontract for the Services (including with affiliates of the Investment Manager) or make use of its affiliated companies and their board members, trustees, officers and employees, with the understanding that the quality and scope of Management Services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Investment Manager shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Investment Manager. The Investment Manager agrees that, in the event it subcontracts with another party for some or all of the advisory Services with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Investment Manager will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

(d) In performing the Services, the Investment Manager shall (i) act in conformity with the Fund’s declaration of trust, bylaws and registration statement, as each may be modified from time to time, (ii) consult and coordinate with the Fund, as necessary and appropriate, (iii) advise and report to the Fund, as necessary or appropriate, with respect to any compliance matters that come to its attention, and (iv) comply (or cause the Fund to comply, as applicable) with all applicable law, including but not limited to the 1940 Act, the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Advisers Act”), the 1933 Act, and the provisions of the Code applicable to the Fund to the extent it seeks to qualify as a regulated investment company.

(e) In connection with its advisory Services, the Investment Manager shall allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Fund recognizes that the Investment Manager and its affiliates may from time to time acquire information about issuers or securities that the Investment Manager may not share with, or act upon for the benefit of, the Fund.

(f) The Investment Manager agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.

(g) The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request.

(h) The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the Services.

(i) In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction, provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.

(j) Except for willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties, or reckless disregard by the Investment Manager of its obligations and duties, under this Agreement, neither the Investment Manager nor any of its respective directors, officers, partners, principals, employees, subcontractors or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. To the extent permitted by applicable law, each of the Investment Manager and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

2.	Compensation.

(a) The Fund agrees to pay to the Investment Manager, in full payment for its Services, a fee as set forth in Schedule B.

(b) The fees payable hereunder shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis and, in the event of the effectiveness or termination of this Agreement, in whole or in part with respect to any Fund, during any month, the fees paid to the Investment Manager shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(c) The fees payable hereunder shall be paid in cash by the Fund to the Investment Manager within five (5) business days after the last day of each month. A “business day” shall be any day on which shares of the Fund are available for purchase.

3.	Allocation of Expenses.

(a) The Investment Manager shall: (i) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the advisory Services contemplated to be provided by it pursuant to this Agreement, and (ii) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Investment Manager (except to the extent the Board shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)).

(b) Except to the extent that such expenses are paid by the Investment Manager or its affiliates pursuant to a “unitary fee” or other arrangement, the Fund agrees to pay, and, for avoidance of doubt, the Investment Manager shall not be responsible for paying (unless it has expressly assumed such responsibility), and shall be reimbursed promptly by the Fund if it pays, any costs and expenses incidental to the organization, operations and business of the Fund, including but not limited to:

(i) All fees payable to the Investment Manager for its Services under this Agreement;

(ii) Fees payable pursuant to any plan adopted by the Fund under Rule 12b-1 under the 1940 Act;

(iii) Fees and charges of transfer, shareholder servicing, shareholder recordkeeping and dividend disbursing agents and all other expenses relating to the issuance, redemption, and exchange of shares of the Fund and the maintenance and servicing of shareholder accounts;

(iv) Fees and charges for bookkeeping, accounting, financial reporting and tax information services provided to the Fund by any person;

(v) Fees and charges for services of the Fund’s independent auditors and for services provided to the Fund by external legal counsel, including expenses of Fund litigation;

(vi) Fees and charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(vii) Fund taxes and fees and charges of any person other than the Investment Manager or its affiliates for preparation of the Fund’s tax returns;

(viii) Fees and expenses payable to federal, state, or other governmental agencies, domestic or foreign, for the maintenance of the Fund’s legal existence, including the filing of any required reports, charter document amendments or other documents;

(ix) Organizational expenses of the Fund;

(x) Expenses of printing and distributing the Fund’s prospectuses, statements of additional information and shareholder reports to Fund shareholders;

(xi) Expenses of registering and maintaining the registration of the Fund under the 1940 Act and, if applicable, the 1933 Act, of qualifying and maintaining qualification of the Fund and the Fund’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Fund under all laws applicable to the Fund or its business activities;

(xii) Brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets;

(xiii) Premium on the bond required by Rule 17g-1 under the 1940 Act, and other expenses of bond and insurance coverage required by law or deemed advisable by the Board;

(xiv) Fees of consultants employed by the Fund, including the costs of pricing sources for Fund portfolio securities;

(xv) Board member, officer and employee compensation and expenses, which include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, all expenses of meetings of the Board and committees, and all other compensation and benefits paid to or provided for Board members, officers and employees (including insurance), except the Fund will not pay any compensation, fees or expenses of any person who is an officer or employee of the Investment Manager or its affiliates for services as a Board member, officer or agent of the Fund (except to the extent the Board shall have specifically approved the payment by the Fund of all or a portion of the expenses of the Fund’s chief compliance officer or other officer(s));

(xvi) Expenses incidental to holding meetings of Fund shareholders, including printing and supplying each record-date shareholder with notice and proxy solicitation materials, and all other proxy solicitation expenses;

(xvii) Expenses incurred in connection with lending portfolio securities of the Fund;

(xviii) Interest on indebtedness and any other costs of borrowing money;

(xix) Fees, dues, and other expenses incurred by the Fund in connection with membership of the Fund in any trade association or other investment company organization;

(xx) Other expenses payable by the Fund pursuant to separate agreements of the Fund; and

(xxi) Other expenses properly payable by the Fund, as approved by the Board.

(c) The Investment Manager agrees to pay all expenses it incurs in connection with the administrative Services, excluding any expenses contemplated to be borne by the Fund pursuant to Section 5(b) of this Agreement. For avoidance of doubt, except to the extent expressly assumed by the Investment Manager, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager shall have no duty to pay any Fund operating expenses incurred in the organization, operation or business of the Fund.

(d) Any expenses borne by a Fund that are attributable solely to the organization, operation or business of a constituent Fund shall be paid solely out of such Fund’s assets. Any expense borne by a Fund which is not solely attributable to a constituent

Fund, nor solely to any other series of shares of the Fund, shall be apportioned in such manner as the Investment Manager determines is fair and appropriate, or as otherwise specified by the Board.

(e) If, as a result of a change in applicable law, rules or regulations, or any change in the administrative Services provided as of the date hereof by any person other than the Investment Manager or its affiliates pursuant to any agreement or arrangement with the Fund, the type or quantity of administrative Services necessary for or appropriate to the business and effective operation of the Fund changes, the Investment Manager and the Fund may agree that the Investment Manager shall provide or arrange for the provision of such additional administrative services for such fee as may be mutually agreed by the parties.

4. Miscellaneous.

(a) The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement or otherwise, shall have no authority to act for or represent the Fund.

(b) The Fund acknowledges that the Investment Manager and its affiliates may perform advisory Services for other clients, so long as the Investment Manager’s advisory Services to the Fund are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and the Investment Manager and its affiliates and their respective clients may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client.

(c) The Fund recognizes that the Investment Manager and its affiliates, pursuant to separate agreements, now render and may continue to render administrative Services to other investment companies and persons which may or may not have policies similar to those of the Fund and that the Investment Manager provides Administrative Services for its own investments and/or those of its affiliates. The Investment Manager shall be free to provide such administrative Services and the Fund hereby consents thereto.

(d) Neither this Agreement nor any transaction effected pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, shareholders or otherwise; or that the Investment Manager or any successor or assignee is or may be interested in the Fund as shareholder or otherwise; provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations, SEC orders or published SEC staff guidance.

(e) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business, or to such other address as either party may designate in writing mailed to the other in accordance with this Paragraph (e).

(f) All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy and other relevant policies in effect from time to time.

(g) This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof.

(h) A copy of each Trust’s Agreement and Declaration of Trust, as amended or restated from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of each Trust by an officer or trustee of such Trust in his or her capacity as an officer or trustee of such Trust and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of such Trust individually, but are binding only upon the assets and property of such Trust. Furthermore, notice is hereby given that the assets and liabilities of each series of each Trust are separate and distinct and that the obligations of or arising out of this Agreement with respect to the series of each Trust are several and not joint.

(i) If any term, provision, agreement, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

(j) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.

5. Renewal and Termination.

(a) This Agreement shall continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as hereinafter provided, only if such continuance is specifically approved at least annually (1) by the Board or by a vote of the majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the 1940 Act and any applicable order or interpretation thereof issued by the SEC or its staff. As used in this agreement, the term “majority of the outstanding voting securities of the Fund” shall have the same meaning as set forth in the 1940 Act.

(b) This Agreement may be terminated, with respect to any Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

(c) This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

(d) Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Investment Manager and each Trust, on behalf of that Fund.

(e) In the event that, in connection with a termination, a successor or successors to any of the duties or responsibilities of the Investment Manager hereunder is/are designated by the Fund by written notice to the Investment Manager, upon such termination the Investment Manager shall promptly, and at the expense of the Fund with respect to which this Agreement is terminated, transfer to each such successor all relevant books, records, and data established or maintained by the Investment Manager under this Agreement and shall cooperate in the transfer of such duties and responsibilities.

(f) At such time as this Agreement or any extension, renewal or amendment hereof, or any similar agreement with any organization which shall have succeeded to the business of the Investment Manager, shall no longer be in effect, the Fund will cease to use any name derived from the name of the Investment Manager or of any organization which shall have succeeded to the Investment Manager’s business as investment adviser.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Each on behalf of its series listed on Schedule A

By:
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer

SCHEDULE A

As of [December 1], 2018

Series	Effective Date
Columbia Funds Series Trust I
Columbia Ultra Short Term Bond Fund	[December 1, 2018]

SCHEDULE B

Fee Schedule

As of [December 1], 2018

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date		Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Ultra Short Term Bond Fund	[December 1, 2018	]	All	0.210%

* When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of [December 1], 2018.

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

By:
Name: Christopher O. Petersen
Title: President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:
Name: Amy K. Johnson
Title: Head of Operations

APPENDIX B – Comparable Funds for Which Columbia Management Serves as Investment Adviser

Columbia Management currently manages another fund with an investment objective that is similar to that of the Fund. The table below identifies the fund, its net assets as of July 31, 2018, and Columbia Management’s investment advisory fee rates with respect to that fund.

Other Funds with Similar Investment Objectives Managed by Columbia Management

Fund Name	Assets as of July 31, 2018	Advisory Fee
		Assets (millions)	Annual rate at each asset level
Columbia Short Term Bond Fund	$1,176,000,000	$0-$500

>$500-$1,000

>$1,000-$2,000

>$2,000-$3,000

>$3,000-$6,000

>$6,000-$7,500

>$7,500-$9,000

>$9,000-$10,000

>$10,000-$12,000

>$12,000-$15,000

>$15,000-$20,000

>$20,000-$24,000

>$24,000-$50,000

>$50,000

			0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through July 31, 2019, unless sooner terminated at the sole discretion of the Columbia Short Term Bond Fund’s Board of Trustees. Under this agreement, the fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.80% for Class A, 0.55% for Class Advisor, 1.55% for Class C, 0.55% for Class Institutional, 0.46% for Class Institutional 2, 0.41% for Class Institutional 3, 1.05% for Class R and 0.80% for Class T.

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APPENDIX C – Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) and each investor who owned 25% or more of the Fund’s shares is listed below. Investors who own more than 25% of the Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Principal Holder Ownership of CMG Ultra Short Term Bond Fund (Fiscal Year Ending July 31st):

Shareholder, Name, City and State	% of Share Class	% of Fund
MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	85.09%	85.09%
JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS, TX 75254-2916	14.66%	14.66%

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, is a subsidiary of Bank of America Corporation.

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PXY103_07_001_(09/18)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street, 32nd Floor Room 3200 Boston, Massachusetts 02110 on October 17, 2018 at 10:00 a.m. (Eastern)

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST I (the “Trust”), on behalf of CMG ULTRA SHORT TERM BOND FUND (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 17, 2018

The undersigned shareholder of the Fund hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the special meeting of shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, 32nd Floor Room 3200, Boston, Massachusetts 02110 on October 17, 2018, at 10:00 a.m. Eastern time, and, revoking any previous proxies, hereby appoints Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

COL_30150_090418

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholder Meeting to be Held on October 17, 2018.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-30150

Please detach at perforation before mailing.

THE FUND BOARD RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal – The Board of Trustees Recommends a Vote FOR the Proposal.

		FOR	AGAINST	ABSTAIN
1.	Approve the Proposed Management Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Columbia Management Investment Advisers, LLC, to modify the unified fee structure payable by the Fund by unbundling the fee, as more fully described in the Proxy Statement relating to the Meeting.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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xxxxxxxxxxxxxx	COL1 30150	M	xxxxxxxx	+